                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5

                        PORTFOLIO AT A GLANCE
                TWELVE-MONTH DIVIDEND HISTORY       7
                             ASSET ALLOCATION       7
                          COUPON DISTRIBUTION       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      17
                NOTES TO FINANCIAL STATEMENTS      23
               REPORT OF INDEPENDENT AUDITORS      33

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      34
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      35
              TRUSTEE AND OFFICER INFORMATION      36

Van Kampen wishes peace and prosperity to all.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(December 31, 1991--December 31, 2001)

 [LINE GRAPH]

                                                                                                         MERRILL LYNCH ONE- TO
                                                                           LEHMAN BROTHERS MUTUAL       THREE-YEAR U.S. TREASURY
                                                                            FUND ONE- TO TWO-YEAR        INDEX IS AN UNMANAGED
                                                                          U.S. GOVERNMENT INDEX IS       INDEX OF U.S. TREASURY
                                                                            AN UNMANAGED, BROAD-          NOTES AND BONDS WITH
                                                                         BASED STATISTICAL COMPOSITE   MATURITIES GREATER THAN OR
                                                 LIMITED MATURITY            OF U.S. GOVERNMENT        EQUAL TO ONE YEAR AND LESS
                                                 GOVERNMENT FUND*                  BONDS.+                 THAN THREE YEARS.*
                                                 ----------------        ---------------------------   --------------------------
12/91                                                 9774.00                      10000.00                     10000.00
                                                      9811.00                      10046.00                     10016.00
                                                      9977.00                      10300.30                     10304.00
                                                      9999.00                      10563.10                     10611.00
12/92                                                10083.00                      10602.80                     10630.00
                                                     10201.00                      10795.80                     10865.00
                                                     10296.00                      10902.80                     10982.00
                                                     10356.00                      11037.40                     11139.00
12/93                                                10401.00                      11115.90                     11205.00
                                                     10332.00                      11106.70                     11149.00
                                                     10331.00                      11130.00                     11159.00
                                                     10395.00                      11248.20                     11269.00
12/94                                                10417.00                      11270.50                     11269.00
                                                     10728.00                      11609.60                     11647.00
                                                     11035.00                      11929.20                     12021.00
                                                     11175.00                      12105.40                     12201.00
12/95                                                11455.00                      12371.30                     12509.00
                                                     11440.00                      12449.00                     12550.00
                                                     11492.00                      12593.90                     12677.00
                                                     11659.00                      12797.70                     12886.00
12/96                                                11837.00                      13029.20                     13131.00
                                                     11891.00                      13226.90                     13218.00
                                                     12144.00                      13404.70                     13509.00
                                                     12360.00                      13645.90                     13774.00
12/97                                                12538.00                      13859.90                     14005.00
                                                     12688.00                      14057.40                     14211.00
                                                     12850.00                      14266.50                     14428.00
                                                     13217.00                      14646.30                     14872.00
12/98                                                13215.00                      14774.00                     14985.00
                                                     13286.00                      14889.20                     15075.00
                                                     13314.00                      14992.10                     15161.00
                                                     13431.00                      15174.20                     15352.00
12/99                                                13508.00                      15279.10                     15444.00
                                                     13662.00                      15473.90                     15638.00
                                                     13854.00                      15732.00                     15906.00
                                                     14119.00                      16050.30                     16241.00
12/00                                                14488.00                      16446.60                     16679.00
                                                     14845.00                      16886.10                     17140.00
                                                     14997.00                      17103.20                     17341.00
                                                     15434.00                      17629.80                     17928.00
12/01                                                15524.00                      17802.70                     18063.00

This chart compares your fund's performance to that of the Lehman Brothers Mutual Fund One- to Two-Year U.S. Government Index and the Merrill Lynch One- to Three-Year U.S. Treasury Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (2.25% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Wiesenberger(R)
(+) Lehman Brothers

RETURN HIGHLIGHTS

(as of December 31, 2001)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    7.16%           6.73%      7.02%
------------------------------------------------------------------------------
One-year total return(2)                  4.78%           4.73%      6.27%
------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 5.09%           4.92%      4.97%
------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 4.50%           4.27%(3)      N/A
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 5.59%           4.33%(3)    4.25%
------------------------------------------------------------------------------
Commencement date                      06/16/86        11/05/91   05/10/93
------------------------------------------------------------------------------
Distribution rate(4)                      4.49%           4.08%      4.10%
------------------------------------------------------------------------------
SEC Yield(5)                              3.14%           2.71%      2.72%
------------------------------------------------------------------------------

    N/A--Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (2.25% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 2% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated without the effect of the maximum .75% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares, up to 1% for Class B Shares, and .65% for Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (2.25% for Class A Shares) or CDSC for Class B and C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 2% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated with the effect of the maximum .75% CDSC, charged on certain redemptions made within one year of purchase. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares, up to 1% for Class B Shares, and .65% for Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's returns would have been lower.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended December 31, 2001. Had certain expenses of the Fund not been assumed by Van Kampen Asset Management Inc., total returns would have been lower and the SEC Yield would have been 2.94%, 2.51%, and 2.52% for Classes A, B, and C, respectively.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Fund shares are neither insured nor guaranteed by the U.S. Government.

    Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended December 31, 2001)

[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
1/01                                                                            0.0575
2/01                                                                            0.0575
3/01                                                                            0.0575
4/01                                                                            0.0575
5/01                                                                            0.0575
6/01                                                                            0.0575
7/01                                                                            0.0575
8/01                                                                            0.0575
9/01                                                                            0.0525
10/01                                                                           0.0525
11/01                                                                           0.0525
12/01                                                                           0.0462

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

ASSET ALLOCATION

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                     DECEMBER 31, 2001                  DECEMBER 31, 2000
                                                                     -----------------                  -----------------
Treasury Notes/Bonds                                                       37.20                              20.00
CMOs                                                                       21.20                              30.30
FNMA                                                                       17.10                              15.70
Asset-Backed Securities                                                    13.70                              13.70
Corporate Bonds                                                             7.00                               0.00
GNMA                                                                        1.90                               4.30
ARMs                                                                        1.20                               3.70
FHLMC                                                                       0.70                              12.30

COUPON DISTRIBUTION

(as a percentage of long-term investments--December 31, 2001)

[BAR GRAPH]

                                                                          COUPON DISTRIBUTION
                                                                          -------------------
less than 6.0%                                                                   46.70
6-6.9%                                                                           22.10
7-7.9%                                                                           19.40
8-8.9%                                                                            0.90
9-9.9%                                                                            1.10
10% or more                                                                       9.80

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM OF THE VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2001. THE FUND IS MANAGED BY THE ADVISER'S HIGH GRADE TEAM. CURRENT MEMBERS(1) INCLUDE W. DAVID ARMSTRONG, MANAGING DIRECTOR, PAUL O'BRIEN, EXECUTIVE DIRECTOR AND DAVID HOROWITZ, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000. The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment.

    The severity and suddenness of the slowdown led the Fed to rapidly shift its attention from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was only the first of 11 cuts during the year, for a total reduction of 475 basis points or 4.75 percent. Despite the Fed's efforts, the majority of these moves did not have an appreciable effect on the economy, which continued to slow going into September.

    The tragic events of September 11 made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, gross domestic product (GDP) fell by 1.3 percent, its largest decline since the recession of the early 1990s.

    The bond market reacted favorably to the interest rate cuts through the first 10 months of the year. Rates fell across the yield curve, with the most dramatic declines occurring on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short- and intermediate-term paper rallied strongly. That trend only strengthened in the wake of September 11 as investors flocked to the perceived safety of shorter-duration, lower-risk assets.

    The market shifted again in early November, as confidence appeared to slowly return to the investor psyche. A combination of stabilization in geopolitical events and a growing belief that the economy was likely to turn positive in the first half of 2002 led many investors to sell their long-duration Treasury holdings. This pushed interest rates at the long end of the curve higher while rates on the short end fell even further in response to continued interest rate cuts (the last cut of the year came on December 11). This further steepened the yield curve.

    For the 12 months ended December 31, 2001, the fund generated a total return of 7.16 percent. This reflects an increase in net asset value from $11.91 per share on December 31, 2000, to $12.08 per share on December 31, 2001.

    The fund continued to provide shareholders with an attractive level of income, as its monthly dividend of $.0462 per share translates to a distribution rate of 4.49 percent based on the fund's net asset value as of December 31, 2001.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 2.25 percent; if the maximum sales charge were included, the return would be lower. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Mutual Fund One- to Two-Year U.S. Government Index produced a total return of 8.24 percent for the same period, while the Merrill Lynch One- to Three-Year Treasury Index returned 8.40 percent. The Lehman Brothers Mutual Fund One- to Two-Year U.S. Government Index is an unmanaged, broad-based statistical composite of U.S. Government bonds. The Merrill Lynch One- to Three-Year U.S. Treasury Index is an unmanaged index of U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years. It does not include inflation-linked U.S. government bonds. These index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 5.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   For much of the period we kept
the duration of the portfolio at approximately the same level as a two-year

Treasury note. As a result, the fund was insulated from much of the volatility in the broader market while benefiting from falling rates at the short end of the yield curve.

    We also attempted to keep the fund's credit quality very high. The portfolio was spread across short-term Treasury bonds, U.S. government agency paper and mortgage-backed securities. The fund's mortgage-backed holdings were also defensive. Most of these were well-structured collateralized mortgage obligations (CMOs), which we prefer because we believe they are fairly well insulated from the prepayment risk of most generic mortgage-backed securities.

    We shifted the portfolio's structure slightly in October. Based on our analysis, we expected that the flight-to-quality that had taken place earlier in the year would shortly unwind. We also expected that the war on terrorism was approaching a turning point, and that interest rates were likely to rise at some point in the near future. As a result, we pulled the fund's duration back a bit to be more in line with that of a 15-month Treasury note.

    We accomplished this shift by adding to the fund's holdings of high-quality cash-equivalent securities. We funded these purchases by reducing the fund's holdings of securities that had reached our investment objectives. In particular, we sold U.S. fixed-rate government agency positions that had benefited from spread contraction relative to Treasuries. We largely left the fund's mortgage holdings stable, which are comprised of what we believe are well-structured CMOs and fixed-rate agency mortgage-backed securities that we expect to remain stable over a variety of possible interest-rate scenarios.

    The other change in the fund was a significant growth in assets. Investors over the period had a strong preference for the short-duration, high-quality securities the fund invests in. As a result, the fund enjoyed strong cash inflows over the period that enabled us to make many attractive purchases for the portfolio.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET?

A   In general, we expect a more
constructive environment. We agree with the general sentiment that the economy is likely to improve as we move through 2002, with economic growth turning positive. At the same time, we expect inflation to remain tame, coming in below 2 percent, and the dollar to remain stable.

    Within that context, we anticipate that the bond markets will react as they historically have in times of strengthening economic conditions, with interest rates rising across the yield curve as investors demand more compensation for holding bonds. In this scenario, interest rates at the short end of the curve are likely to rise even more than on the long end; this would have the effect of flattening the yield curve. We believe this may occur throughout 2002.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FLIGHT TO QUALITY: The flow of funds toward safer investments in times of marketplace uncertainty or fear.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages. These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                        COUPON          MATURITY            VALUE
          CORPORATE BONDS  3.7%
$1,500    AIG Sunamer Global Finance,
          144A--Private Placement (a)......   5.200%         05/10/04         $  1,545,675
   635    Bellsouth Corp. .................   5.000          10/15/06              630,963
   880    Bristol Myers Squibb Co. ........   4.750          10/01/06              873,804
   665    Credit Suisse First Boston USA,
          Inc. ............................   5.875          08/01/06              677,155
   250    Goldman Sachs Group Inc. ........   7.625          08/17/05              270,749
   775    John Hancock Global Funding II,
          144A--Private Placement (a)......   5.625          06/27/06              783,385
   300    Monumental Global Funding II,
          144A--Private Placement (a)......   6.950          10/01/03              317,866
   225    Southwest Airlines Co. ..........   5.496          11/01/06              221,685
                                                                              ------------
          TOTAL CORPORATE BONDS............................................      5,321,282
                                                                              ------------

          ADJUSTABLE RATE MORTGAGE BACKED SECURITIES  0.6%
    40    Federal Home Loan Mortgage Corp.
          Non-Gold Pools...................   9.925          02/01/18               42,805
   819    Federal National Mortgage
          Association Pools................   6.577          09/01/19              840,091
                                                                              ------------
          TOTAL ADJUSTABLE RATE MORTGAGE BACKED SECURITIES.................        882,896
                                                                              ------------

          ASSET BACKED SECURITIES  7.2%
   800    American Express Credit Account
          Maset Trust......................   6.400          04/15/05              822,807
   517    Daimler Benz Vehicle Owner
          Trust............................   5.220          12/22/03              523,068
   450    Daimlerchrysler Auto Trust.......   6.820          09/06/04              466,463
 2,500    First USA Credit Card Master
          Trust (Variable Rate Coupon).....   2.070          10/19/06            2,505,870
   800    Honda Auto Receivables...........   2.760          02/18/04              802,028
 1,125    Household Automotive Trust.......   3.680          04/17/06            1,121,865
 2,500    MBNA Master Credit Card Trust
          (Variable Rate Coupon)...........   2.045          02/15/06            2,504,937
   400    MMCA Auto Owner Trust............   7.000          06/15/04              410,795
   225    Nissan Auto Receivables..........   4.800          02/15/07              227,885

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                        COUPON          MATURITY            VALUE
          ASSET BACKED SECURITIES (CONTINUED)
$  600    Nordstrom Private Label Credit
          Card Master Trust, 144A--Private
          Placement (a)....................   4.820%         04/15/10         $    584,446
   384    Peco Energy Transport Trust......   5.630          03/01/05              392,881
                                                                              ------------
          TOTAL ASSET BACKED SECURITIES  7.2%..............................     10,363,045
                                                                              ------------

          COLLATERALIZED MORTGAGE OBLIGATIONS  11.1%
 6,500    Federal Home Loan Mortgage Corp.
          (REMIC)..........................   5.500    04/15/15 to 05/15/18      6,640,217
   755    Federal Home Loan Mortgage Corp.
          (REMIC)..........................   6.000          12/15/12              769,064
   709    Federal Home Loan Mortgage Corp.
          (REMIC)..........................   6.500          03/15/29              730,097
 1,485    Federal Home Loan Mortgage Corp.
          (REMIC)..........................   6.600          03/15/29            1,506,310
 2,000    Federal National Mortgage
          Association (REMIC) (b)..........   5.500          06/25/21            2,035,950
 2,000    Federal National Mortgage
          Association (REMIC)..............   6.000          04/25/13            2,044,630
 2,291    Government National Mortgage
          Association (REMIC)..............   2.295          09/16/19            2,306,201
                                                                              ------------
          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS........................     16,032,469
                                                                              ------------

          MORTGAGE BACKED SECURITIES  10.3%
   461    Federal Home Loan Mortgage Corp.
          Non-Gold 30 Year Pools...........   9.250          12/01/15              489,703
11,400    Federal National Mortgage
          Association 30 Year Pools........   7.500    07/01/29 to 10/01/31     11,782,448
   149    Federal National Mortgage
          Association 30 Year Pools........   9.500    07/01/11 to 09/01/20        164,860
   337    Federal National Mortgage
          Association 30 Year Pools........  10.000          05/01/21              377,420
   610    Federal National Mortgage
          Association 30 Year Pools
          (FHA/VA).........................   8.500    05/01/21 to 04/01/25        661,685
   921    Government National Mortgage
          Association 30 Year Pools........   7.500    06/15/28 to 08/15/28        956,464
    45    Government National Mortgage
          Association 30 Year Pools........   8.500    06/15/16 to 01/15/17         48,525
    98    Government National Mortgage
          Association 30 Year Pools........   9.500    03/15/16 to 01/15/19        109,508

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                        COUPON          MATURITY            VALUE
          MORTGAGE BACKED SECURITIES (CONTINUED)
$  172    Government National Mortgage
          Association 30 Year Pools........  10.000%   03/15/16 to 04/15/19   $    194,774
    39    Government National Mortgage
          Association 30 Year Pools........  10.500    05/15/13 to 02/15/18         45,096
   108    Government National Mortgage
          Association 30 Year Pools........  11.000          11/15/18              125,994
                                                                              ------------
          TOTAL MORTGAGE BACKED SECURITIES  10.3%..........................     14,956,477
                                                                              ------------

          UNITED STATES TREASURY OBLIGATIONS  19.5%
 4,300    United States Treasury
          Bonds (b)........................  11.625          11/15/02            4,654,320
 2,000    United States Treasury
          Bonds (b)........................  14.250          02/15/02            2,030,420
10,500    United States Treasury Notes.....   5.750          08/15/03           10,990,875
 3,600    United States Treasury Notes.....   6.250          02/15/03            3,756,852
 4,500    United States Treasury Notes.....   6.625          05/31/02            4,590,540
   785    United States Treasury Notes.....   6.750          05/15/05              854,009
 1,175    United States Treasury Notes.....   7.500          02/15/05            1,302,253
                                                                              ------------
          TOTAL UNITED STATES TREASURY OBLIGATIONS.........................     28,179,269
                                                                              ------------

TOTAL LONG-TERM INVESTMENTS  52.4%
  (Cost $74,917,548).......................................................     75,735,438
                                                                              ------------

SHORT-TERM INVESTMENTS  47.3%
          Federal National Mortgage Association Discount Notes ($67,992,000
          par, yielding .75%, 01/02/02 maturity)...........................     67,989,167
          United States Treasury Bill ($400,000 par, yielding 1.850%,
          04/18/02 maturity) (b)...........................................        397,792
                                                                              ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $68,386,959).......................................................     68,386,959
                                                                              ------------

TOTAL INVESTMENTS  99.7%
  (Cost $143,304,507)......................................................    144,122,397
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%................................        486,745
                                                                              ------------

NET ASSETS  100.0%.........................................................   $144,609,142
                                                                              ============

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Assets segregated as collateral for open futures and forward transactions.

FHA/VA-- Federal Housing Administration/Department of Veterans Affairs REMIC--Real Estate Mortgage Investment Conduits

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments (Cost $143,304,507).......................  $144,122,397
Receivables:
  Interest..................................................       817,868
  Fund Shares Sold..........................................       478,609
  Variation Margin on Futures...............................        51,219
  Investments Sold..........................................         4,485
Forward Commitments.........................................       124,748
Other.......................................................       122,300
                                                              ------------
    Total Assets............................................   145,721,626
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       584,319
  Income Distributions......................................       170,666
  Distributor and Affiliates................................        79,793
  Investment Advisory Fee...................................        23,198
  Custodian Bank............................................           466
Trustees' Deferred Compensation and Retirement Plans........       163,211
Accrued Expenses............................................        90,831
                                                              ------------
    Total Liabilities.......................................     1,112,484
                                                              ------------
NET ASSETS..................................................  $144,609,142
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $150,011,990
Net Unrealized Appreciation.................................     1,211,231
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (905,388)
Accumulated Net Realized Loss...............................    (5,708,691)
                                                              ------------
NET ASSETS..................................................  $144,609,142
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $65,561,844 and 5,426,099 shares of
    beneficial interest issued and outstanding).............  $      12.08
    Maximum sales charge (2.25%* of offering price).........           .28
                                                              ------------
    Maximum offering price to public........................  $      12.36
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $52,543,573 and 4,313,984 shares of
    beneficial interest issued and outstanding).............  $      12.18
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $26,503,725 and 2,184,981 shares of
    beneficial interest issued and outstanding).............  $      12.13
                                                              ============

* On sales of $25,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Interest....................................................  $3,757,340
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $75,809, $200,147 and $69,049,
  respectively).............................................     345,005
Investment Advisory Fee.....................................     320,965
Shareholder Services........................................     111,034
Registration and Filing Fees................................      71,650
Accounting..................................................      46,113
Shareholder Reports.........................................      43,830
Trustees' Fees and Related Expenses.........................      23,995
Custody.....................................................      15,769
Legal.......................................................       2,047
Other.......................................................      40,959
                                                              ----------
    Total Expenses..........................................   1,021,367
    Investment Advisory Fee Reduction.......................     160,482
    Less Credits Earned on Cash Balances....................       3,403
                                                              ----------
    Net Expenses............................................     857,482
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,899,858
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $1,043,464
  Futures...................................................    (117,766)
  Forward Commitments.......................................       7,043
                                                              ----------
Net Realized Gain...........................................     932,741
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     300,107
                                                              ----------
  End of the Period:
    Investments.............................................     817,890
    Futures.................................................     268,593
    Forward Commitments.....................................     124,748
                                                              ----------
                                                               1,211,231
                                                              ----------
Net Unrealized Appreciation During the Period...............     911,124
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,843,865
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $4,743,723
                                                              ==========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                     YEAR ENDED          YEAR ENDED
                                                  DECEMBER 31, 2001   DECEMBER 31, 2000
                                                  -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  2,899,858        $  2,621,592
Net Realized Gain/Loss...........................        932,741            (262,585)
Net Unrealized Appreciation During the Period....        911,124             509,228
                                                    ------------        ------------
Change in Net Assets from Operations.............      4,743,723           2,868,235
                                                    ------------        ------------

Distributions from and in Excess of Net
  Investment Income:
  Class A Shares.................................     (2,061,573)         (1,856,883)
  Class B Shares.................................     (1,487,525)           (434,849)
  Class C Shares.................................       (543,433)           (161,030)
                                                    ------------        ------------
Total Distributions..............................     (4,092,531)         (2,452,762)
                                                    ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................        651,192             415,473
                                                    ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................    177,035,239          30,595,795
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      2,621,881           1,607,752
Cost of Shares Repurchased.......................    (79,297,324)        (40,430,454)
                                                    ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................    100,359,796          (8,226,907)
                                                    ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS............    101,010,988          (7,811,434)
NET ASSETS:
Beginning of the Period..........................     43,598,154          51,409,588
                                                    ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($905,388) and $97,842, respectively)..........   $144,609,142        $ 43,598,154
                                                    ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED DECEMBER 31,
CLASS A SHARES                        ---------------------------------------------------------
                                      2001 (a)(b)    2000 (a)    1999 (a)    1998 (a)     1997
                                      ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................    $11.91        $11.78      $12.16      $12.19     $12.15
                                        ------        ------      ------      ------     ------
  Net Investment Income.............       .46           .73         .64         .68        .69
  Net Realized and Unrealized
    Gain/Loss.......................       .37           .10        (.38)       (.04)       .01
                                        ------        ------      ------      ------     ------
Total from Investment Operations....       .83           .83         .26         .64        .70
Less Distributions from and in
  Excess of Net Investment Income...       .66           .70         .64         .67        .66
                                        ------        ------      ------      ------     ------
NET ASSET VALUE, END OF THE PERIOD..    $12.08        $11.91      $11.78      $12.16     $12.19
                                        ======        ======      ======      ======     ======

Total Return* (c)...................     7.16%         7.25%       2.22%       5.40%      5.92%
Net Assets at End of the Period (In
  millions).........................    $ 65.6        $ 30.3      $ 37.0      $ 35.2     $ 39.4
Ratio of Expenses to Average Net
  Assets* (d).......................      .85%         1.13%       1.42%       1.42%      1.32%
Ratio of Net Investment Income to
  Average Net Assets*...............     3.95%         6.26%       5.40%       5.61%      5.68%
Portfolio Turnover (Excludes Forward
  Purchase Commitments).............      134%          243%        153%        249%       175%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (d)........................     1.05%         1.33%       1.47%         N/A        N/A
Ratio of Net Investment Income to
  Average Net Assets................     3.75%         6.06%       5.35%         N/A        N/A

(a) Based on average shares outstanding.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.09, increase net realized and unrealized gains and losses per share by $.09, and decrease the ratio of net investment income to average net assets from 4.73% to 3.95%. Per share, ratios, and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 2.25% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 1999.

N/A--Not Applicable.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED DECEMBER 31,
CLASS B SHARES                       -----------------------------------------------------------
                                     2001 (a)(b)    2000 (a)    1999 (a)    1998 (a)    1997 (a)
                                     -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................    $11.98        $11.82      $12.20      $12.22      $12.17
                                       ------        ------      ------      ------      ------
  Net Investment Income............       .41           .69         .55         .59         .60
  Net Realized and Unrealized
    Gain/Loss......................       .39           .08        (.38)       (.04)        .01
                                       ------        ------      ------      ------      ------
Total from Investment Operations...       .80           .77         .17         .55         .61
Less Distributions from and in
  Excess of Net Investment
  Income...........................       .60           .61         .55         .57         .56
                                       ------        ------      ------      ------      ------
NET ASSET VALUE, END OF THE
  PERIOD...........................    $12.18        $11.98      $11.82      $12.20      $12.22
                                       ======        ======      ======      ======      ======

Total Return* (c)..................     6.73%         6.79%       1.42%       4.65%       5.08%
Net Assets at End of the Period (In
  millions)........................    $ 52.5        $ 10.5      $  9.9      $ 12.4      $ 16.2
Ratio of Expenses to Average Net
  Assets* (d)......................     1.29%         1.57%       2.18%       2.19%       2.11%
Ratio of Net Investment Income to
  Average Net Assets*..............     3.38%         5.82%       4.64%       4.82%       4.92%
Portfolio Turnover (Excludes
  Forward Purchase Commitments)....      134%          243%        153%        249%        175%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (d).......................     1.49%         1.77%       2.23%         N/A         N/A
Ratio of Net Investment Income to
  Average Net Assets...............     3.18%         5.62%       4.59%         N/A         N/A

(a) Based on average shares outstanding.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.09, increase net realized and unrealized gains and losses per share by $.09, and decrease the ratio of net investment income to average net assets from 4.16% to 3.38%. Per share, ratios, and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 2%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 1999.

N/A--Not Applicable.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED DECEMBER 31,
CLASS C SHARES                        ---------------------------------------------------------
                                      2001 (a)(b)    2000 (a)    1999 (a)    1998 (a)     1997
                                      ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................    $11.95        $11.81      $12.18      $12.21     $12.16
                                        ------        ------      ------      ------     ------
  Net Investment Income.............       .37           .66         .55         .58        .60
  Net Realized and Unrealized
    Gain/Loss.......................       .42           .13        (.37)       (.03)       .01
                                        ------        ------      ------      ------     ------
Total from Investment Operations....       .79           .79         .18         .55        .61
Less Distributions from and in
  Excess of Net Investment Income...       .61           .65         .55         .58        .56
                                        ------        ------      ------      ------     ------
NET ASSET VALUE, END OF THE PERIOD..    $12.13        $11.95      $11.81      $12.18     $12.21
                                        ======        ======      ======      ======     ======

Total Return* (c)...................     7.02%         6.62%       1.54%       4.57%      5.17%
Net Assets at End of the Period (In
  millions).........................    $ 26.5        $  2.9      $  4.6      $  3.3     $  4.2
Ratio of Expenses to Average Net
  Assets* (d).......................     1.23%         1.57%       2.17%       2.19%      2.10%
Ratio of Net Investment Income to
  Average Net Assets*...............     3.13%         5.79%       4.65%       4.76%      4.92%
Portfolio Turnover (Excludes Forward
  Purchase Commitments).............      134%          243%        153%        249%       175%
 *If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (d)........................     1.43%         1.77%       2.23%         N/A        N/A
Ratio of Net Investment Income to
  Average Net Assets................     2.93%         5.59%       4.60%         N/A        N/A

(a) Based on average shares outstanding.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.09, increase net realized and unrealized gains and losses per share by $.09, and decrease the ratio of net investment income to average net assets from 3.92% to 3.13%. Per share, ratios, and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of .75%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .65% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 1999.

N/A--Not Applicable.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Limited Maturity Government Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide a high current return and relative safety of capital. The Fund invests primarily in securities (including mortgage-related securities) issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund commenced investment operations on June 16, 1986. The distribution of the Fund's Class B and Class C Shares commenced on November 5, 1991 and May 10, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments and forwards are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

commitment to market on a daily basis. Certain forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities of a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. Prior to January 1, 2001, the Fund did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $186,897 reduction in cost of securities and a corresponding $186,897 increase in net unrealized appreciation based on securities held by the Fund on January 1, 2001.

    The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $574,986; increase net unrealized appreciation by $543,048, and increase net realized gains by $31,938. The Statement of Changes

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

    The revised version of the Guide also requires that paydown gains and losses on mortgage- and asset-backed securities be presented as interest income. Previously, paydown gains and losses on mortgage- and asset-backed securities were shown as a component of realized gain/loss. The effect of this change for the year ended December 31, 2001 was to decrease net investment income and increase realized gain/loss by $53,322.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $5,281,656 which will expire between December 31, 2002 and December 31, 2008. Of this amount, $3,201,410 will expire on December 31, 2002. Net realized loss may differ for financial and tax reporting purposes primarily as a result of post October losses which may not be recognized for tax purposes until the first day of the following fiscal year and gains or losses recognized for tax purposes on open futures and forward transactions at December 31, 2001.

    At December 31, 2001, for federal income tax purposes the cost of long- and short-term investments is $144,061,333, the aggregate gross unrealized appreciation is $618,497 and the aggregate gross unrealized depreciation is $557,433, resulting in net unrealized appreciation on long- and short-term investments of $61,064.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to the inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. For the year ended December 31, 2001, permanent differences relating to paydown gains/losses on mortgage-backed securities totaling $22,293 have been reclassified from accumulated undistributed net investment income to accumulated net realized loss. A permanent difference relating to a portion of the capital loss carry-forward expiring in the current year totaling $144,574 has also been

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

reclassified from accumulated net realized loss to capital. Additionally, permanent differences related to expenses which are not deductible for tax purposes of $7,448 and $346,599 relating to distributions in excess of taxable income for the fiscal year ended December 31, 2001 were reclassified from accumulated distributions in excess of net investment income to capital.

F. EXPENSE REDUCTIONS During the year ended December 31, 2001, the Fund's custody fee was reduced by $3,403 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .400%
Next $500 million...........................................       .375%
Over $1 billion.............................................       .350%

    For the year ended December 31, 2001, the Adviser voluntarily waived $160,482 of its investment advisory fees. This waiver is voluntary and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2001, the Fund recognized expenses of approximately $2,000 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended December 31, 2001, the Fund recognized expenses of approximately $21,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Accounting" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2001, the Fund recognized expenses of approximately $77,300. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $87,786 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2001, capital aggregated $73,765,798, $50,414,057 and
$25,832,135 for Classes A, B and C, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................   7,029,503    $ 84,728,859
  Class B................................................   4,697,696      57,168,866
  Class C................................................   2,897,867      35,137,514
                                                           ----------    ------------
Total Sales..............................................  14,625,066    $177,035,239
                                                           ==========    ============
Dividend Reinvestment:
  Class A................................................     117,639    $  1,419,359
  Class B................................................      74,880         911,249
  Class C................................................      24,001         291,273
                                                           ----------    ------------
Total Dividend Reinvestment..............................     216,520    $  2,621,881
                                                           ==========    ============
Repurchases:
  Class A................................................  (4,262,875)   $(51,258,380)
  Class B................................................  (1,332,215)    (16,206,138)
  Class C................................................    (977,011)    (11,832,806)
                                                           ----------    ------------
Total Repurchases........................................  (6,572,101)   $(79,297,324)
                                                           ==========    ============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    At December 31, 2000, capital aggregated $39,102,021, $8,721,254 and $2,327,540 for Classes A, B and C, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,486,626    $ 17,493,569
  Class B.................................................     869,371      10,302,039
  Class C.................................................     237,290       2,800,187
                                                            ----------    ------------
Total Sales...............................................   2,593,287    $ 30,595,795
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     105,126    $  1,237,986
  Class B.................................................      22,143         262,108
  Class C.................................................       9,128         107,658
                                                            ----------    ------------
Total Dividend Reinvestment...............................     136,397    $  1,607,752
                                                            ==========    ============
Repurchases:
  Class A.................................................  (2,186,680)   $(25,725,825)
  Class B.................................................    (853,335)    (10,070,808)
  Class C.................................................    (393,534)     (4,633,821)
                                                            ----------    ------------
Total Repurchases.........................................  (3,433,549)   $(40,430,454)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended December 31, 2001 and 2000, 62,879 and 237,236 Class B Shares automatically converted to Class A Shares, respectively and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended December 31, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   2.00%               .75%
Second.....................................................   1.50%               None
Third......................................................   1.00%               None
Fourth.....................................................    .50%               None
Fifth and Thereafter.......................................    None               None

    For the year ended December 31, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $25,800 and CDSC on redeemed shares of approximately $107,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, including principal paydowns, excluding short-term investments and forward commitment transactions, were $110,269,083 and $84,972,513, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except in instances where the Fund accepts delivery of a security underlying a futures contract or forward commitment. In these situations, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated to under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended December 31, 2001 were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2000............................         22
Futures Opened..............................................      1,179
Futures Closed..............................................       (635)
                                                                  -----
Outstanding at December 31, 2001............................        566
                                                                  =====

    The futures contracts outstanding as of December 31, 2001, and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
  U.S. Treasury Notes 2-Year Futures March 2002.............     323         $301,462
  (Current Notional Value of $208,984 per contract)
  U.S. Treasury Notes 5-Year Futures March 2002.............      65           25,107
  (Current Notional Value of $105,828 per contract)
SHORT CONTRACTS:
  U.S. Treasury Notes 10-Year Futures March 2002............     178          (57,976)
  (Current Notional Value of $105,141 per contract)
                                                                 ---         --------
                                                                 566         $268,593
                                                                 ===         ========

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

B. FORWARD COMMITMENTS The Fund trades certain securities under the terms of forward commitments, as described in Note 1. The change in value of these securities is reflected as a component of unrealized appreciation/depreciation on forward commitments. The following forward commitments were outstanding as of December 31, 2001:

PAR                                                                          UNREALIZED
AMOUNT                                                         CURRENT      APPRECIATION/
(000)    DESCRIPTION                                            VALUE       DEPRECIATION
$7,350   FNMA January Forward, 6.00%.....................    $ 7,184,625      $ 68,906
 7,150   FNMA January Forward, 6.50%.....................      7,152,217        55,842
                                                             -----------      --------
                                                             $14,336,842      $124,748
                                                             ===========      ========

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Class A Shares purchased prior to October 1, 1999 are subject to an annual service fee of 0.25% of the average daily net assets attributable to such class of shares. Class A Shares purchased on or after October 1, 1999 are subject to an annual service fee of up to .15% of the average daily net assets attributable to such class of shares. Class B Shares purchased prior to October 1, 1999 are subject to a combined annual distribution and service fee of up to 1% of the average daily net

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

assets attributable to such class of shares. All Class C Shares and Class B Shares purchased on or after October 1, 1999 are each subject to a combined annual distribution and service fee of up to .65% of the average daily net assets attributable to such class of shares. Included in these fees for the year ended December 31, 2001, are payments retained by Van Kampen of approximately $197,300 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $5,500.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Limited Maturity Government Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Limited Maturity Government Fund (the "Fund"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 8, 2002

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
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                                        34

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and their principal occupations for the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
J. Miles Branagan (69)      Trustee      Trustee     Private investor. Trustee/Director of funds       61
1632 Morning Mountain Road               since 1991  in the Fund Complex. Co-founder, and prior
Raleigh, NC 27614                                    to August 1996, Chairman, Chief Executive
                                                     Officer and President, MDT Corporation (now
                                                     known as Getinge/Castle, Inc., a subsidiary
                                                     of Getinge Industrier AB), a company which
                                                     develops, manufactures, markets and services
                                                     medical and scientific equipment.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (69)
1632 Morning Mountain Road
Raleigh, NC 27614

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Jerry D. Choate (63)        Trustee      Trustee     Trustee/Director of funds in the Fund             61
53 Monarch Bay Drive                     since 1999  Complex. Prior to January 1999, Chairman and
Dana Point, CA 92629                                 Chief Executive Officer of the Allstate
                                                     Corporation ("Allstate") and Allstate
                                                     Insurance Company. Prior to January 1995,
                                                     President and Chief Executive Officer of
                                                     Allstate. Prior to August 1994, various
                                                     management positions at Allstate.
Linda Hutton Heagy (53)     Trustee      Trustee     Managing Partner of Heidrick & Struggles, an      61
Sears Tower                              since 1995  executive search firm. Trustee/Director of
233 South Wacker Drive                               funds in the Fund Complex. Trustee on the
Suite 7000                                           University of Chicago Hospitals Board, Vice
Chicago, IL 60606                                    Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson,
                                                     Inc., an executive recruiting and management
                                                     consulting firm. Prior to 1996, Trustee of
                                                     The International House Board, a fellowship
                                                     and housing organization for international
                                                     graduate students. Formerly, Executive Vice
                                                     President of ABN AMRO, N.A., a Dutch bank
                                                     holding company. Prior to 1992, Executive
                                                     Vice President of La Salle National Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Jerry D. Choate (63)        Director of Amgen Inc., a
53 Monarch Bay Drive        biotechnological company,
Dana Point, CA 92629        and Director of Valero
                            Energy Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (53)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
R. Craig Kennedy (49)       Trustee      Trustee     Director and President, German Marshall Fund      61
11 DuPont Circle, N.W.                   since 1995  of the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate
                                                     exchanges of practical experience between
                                                     Americans and Europeans. Trustee/Director of
                                                     funds in the Fund Complex. Formerly, advisor
                                                     to the Dennis Trading Group Inc., a managed
                                                     futures and option company that invests
                                                     money for individuals and institutions.
                                                     Prior to 1992, President and Chief Executive
                                                     Officer, Director and member of the
                                                     Investment Committee of the Joyce
                                                     Foundation, a private foundation.
Jack E. Nelson (65)         Trustee      Trustee     President and owner, Nelson Investment            61
423 Country Club Drive                   since 1995  Planning Services, Inc., a financial
Winter Park, FL 32789                                planning company and registered investment
                                                     adviser in the State of Florida. President
                                                     and owner, Nelson Ivest Brokerage Services
                                                     Inc., a member of the National Association
                                                     of Securities Dealers, Inc. and Securities
                                                     Investors Protection Corp. Trustee/ Director
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (49)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (65)
423 Country Club Drive
Winter Park, FL 32789

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Phillip B. Rooney (57)      Trustee      Trustee     President of ServiceMaster Management             61
One ServiceMaster Way                    since 1997  Services, a network of quality service
Downers Grove, IL 60515                              companies, since January 2001. Trustee/
                                                     Director of funds in the Fund Complex.
                                                     Trustee of the University of Notre Dame
                                                     since 1993. Prior to 2001, Director of the
                                                     Urban Shopping Centers Inc., a retail
                                                     management company. Director from 1994 to
                                                     2000 and Vice Chairman from April 1997 to
                                                     April 2000 of The ServiceMaster Company, a
                                                     business and consumer services company.
                                                     Prior to 1998, Director of Stone Container
                                                     Corp., a paper manufacturing company.
                                                     President and Chief Executive Officer of
                                                     Waste Management, Inc., an environmental
                                                     services company, from June 1996 through
                                                     February 1997 and from November 1984 through
                                                     1996, Mr. Rooney was President and Chief
                                                     Operating Officer of Waste Management Inc.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Phillip B. Rooney (57)      Director of Illinois Tool
One ServiceMaster Way       Works, Inc., a
Downers Grove, IL 60515     manufacturing company,
                            since 1990.

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Suzanne H. Woolsey (60)     Trustee      Trustee     Chief Operating Officer of the National           61
2101 Constitution Ave.,                  since 1999  Academy of Sciences/National Research
N.W.                                                 Council, an independent, federally chartered
Room 206                                             policy institution, since 1993.
Washington, D.C. 20418                               Trustee/Director of funds in the Fund
                                                     Complex. Director of the German Marshall
                                                     Fund of the United States, Trustee of
                                                     Colorado College and Vice Chair of the Board
                                                     of the Council for Excellence in Government.
                                                     Prior to 1993, Executive Director of the
                                                     Commission on Behavioral and Social Sciences
                                                     and Education at the National Academy of
                                                     Sciences/National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Suzanne H. Woolsey (60)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical company,
Room 206                    since January 1998.
Washington, D.C. 20418

INTERESTED TRUSTEES:*

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Mitchell M. Merin* (48)     Trustee      Trustee     President and Chief Operating Officer of          61
1221 Avenue of the                       since 1999  Morgan Stanley Investment Management since
Americas                                             December 1998. President and Director since
21st Floor                                           April 1997 and Chief Executive Officer since
New York, NY 10020                                   June 1998 of Morgan Stanley Dean Witter
                                                     Advisors Inc. and Morgan Stanley Dean Witter
                                                     Services Company Inc. Chairman, Chief
                                                     Executive Officer and Director of Morgan
                                                     Stanley Dean Witter Distributors Inc. since
                                                     June 1998. Chairman and Chief Executive
                                                     Officer since June 1998, and Director since
                                                     January 1998 of Morgan Stanley Dean Witter
                                                     Trust FSB. Director of various Morgan
                                                     Stanley subsidiaries. President of the
                                                     Morgan Stanley Funds since May 1999.
                                                     Trustee/Director of funds in the Fund
                                                     Complex. Previously Chief Strategic Officer
                                                     of Morgan Stanley Dean Witter Advisors Inc.
                                                     and Morgan Stanley Dean Witter Services
                                                     Company Inc. and Executive Vice President of
                                                     Morgan Stanley Dean Witter Distributors Inc.
                                                     April 1997-June 1998, Vice President of the
                                                     Morgan Stanley Dean Witter Funds May
                                                     1997-April 1999, and Executive Vice
                                                     President of Dean Witter, Discover & Co.
                                                     prior to May 1997.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Mitchell M. Merin* (48)
1221 Avenue of the
Americas
21st Floor
New York, NY 10020

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Richard F. Powers, III*     Trustee and  Trustee     Chairman, President, Chief Executive              98
(55)                        President    since 1999  Officer, Director and Managing Director of
1 Parkview Plaza                                     Van Kampen Investments. Chairman, Director
P.O. Box 5555                                        and Chief Executive Officer of the Advisers,
Oakbrook Terrace, IL 60181                           the Distributor and Van Kampen Advisors Inc.
                                                     since 1998. Managing Director of the
                                                     Advisers, the Distributor and Van Kampen
                                                     Advisors Inc. since July 2001. Director and
                                                     Officer of certain other subsidiaries of Van
                                                     Kampen Investments. Chief Sales and
                                                     Marketing Officer of Morgan Stanley Dean
                                                     Witter Asset Management Inc. Trustee/
                                                     Director and President or Trustee, President
                                                     and Chairman of the Board of funds in the
                                                     Fund Complex. Prior to May 1998, Executive
                                                     Vice President and Director of Marketing at
                                                     Morgan Stanley Dean Witter and Director of
                                                     Dean Witter Discover & Co. and Dean Witter
                                                     Realty. Prior to 1996, Director of Dean
                                                     Witter Reynolds Inc.
Wayne W. Whalen* (62)       Trustee      Trustee     Partner in the law firm of Skadden, Arps,         98
333 West Wacker Drive                    since 1995  Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                                    counsel to funds in the Fund Complex.
                                                     Trustee/ Director/Managing General Partner
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(55)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and       since 1998  Investments, and Managing Director, President and Chief
45th Floor                    Chief Investment                Operating Officer of the Advisers and Van Kampen Advisors
Houston, TX 77056             Officer                         Inc. Executive Vice President and Chief Investment Officer
                                                              of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 7th Floor                                           Distributor, Investor Services and certain other
Jersey City, NJ 07311                                         subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
Michael H. Santo (46)         Vice President      Officer     Managing Director, Chief Operations Officer and Director of
1 Parkview Plaza                                  since 1999  Van Kampen Investments, Managing Director, Chief Executive
Oakbrook Terrace, IL 60181                                    Officer and Director of Investor Services, Managing
                                                              Director, Chief Operations and Technology Officer and
                                                              Director of the Advisers, the Distributor and Van Kampen
                                                              Advisors Inc. and serves as a Director or Officer of certain other subsidiaries of Van Kampen Investments. Vice President of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President, Chief Administrative Officer and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Van Kampen Advisors Inc. and Investor Services.
                                                              Prior to 1998, Senior Vice President and Senior Planning
                                                              Officer for Individual Asset Management of Morgan Stanley
                                                              Dean Witter and its predecessor since 1994.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John R. Reynoldson (48)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex.
                              Treasurer
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 341-2911.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

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Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
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LTMG ANR 2/02                                                    5260B02-AP-2/02